March 26, 2018

ULTIMUS MANAGERS TRUST

LADDER SELECT BOND FUND

Supplement to the Statement of Additional Information (“SAI”)

Dated June 28, 2017, revised August 9, 2017 and September 29, 2017

This supplement updates certain information contained in the SAI for the Ladder Select Bond Fund (the “Fund”). For more information or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please contact the Fund toll free at 1-888-859-5867.

The following changes are made in the section entitled “GENERAL INFORMATION”.

The following disclosure replaces, in its entirety, the first bullet point in the subsection entitled “Portfolio Holdings Disclosure Policy” starting on page 40 of the SAI, as revised on September 29, 2017:

•	Public disclosure regarding Portfolio Securities is made:

o	Following the end of each fiscal quarter, the Fund generally will publicly disclose information regarding Portfolio Securities as of such quarter-end either in a complete and uncertified schedule, or a list of the top 10 holdings, posted on the Fund’s website or in advertising material that is posted on the Fund’s website. This information is generally available after 30 to 40 days of the end of the quarter and will remain available until the posting of the next quarterly Portfolio Securities report.

o	In the Fund’s Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”), which are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.

Investors should retain this supplement for future reference.